UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 29, 2013

HUDSON GLOBAL, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-50129	59-3547281
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

560 Lexington Avenue
New York, NY 10022
(Address of Principal Executive Offices)

Registrant's telephone number, including area code (212) 351-7300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 5.07.	Submission of Matters to a Vote of Security Holders.

The Annual Meeting of Stockholders of Hudson Global, Inc. (the “Company”) was held on April 29, 2013. At the meeting, the following matters were submitted to a vote of the stockholders of the Company:

(1) To elect two directors to hold office until the 2016 annual meeting of stockholders and until their successors are duly elected and qualified. The final vote with respect to each nominee was as follows:

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Manuel Marquez	20,897,147	5,216,485	2,581,235
Richard J. Stolz	20,920,617	5,193,015	2,581,235

(2) To approve, by advisory vote, the compensation of the Company's named executive officers as disclosed in the proxy statement. The final vote with respect to this matter was as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
20,867,296	836,309	4,438,197	2,553,065

(3) To ratify the appointment of KPMG LLP as independent registered public accounting firm to audit the Company's financial statements for the fiscal year ending December 31, 2013. The final vote with respect to this matter was as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
28,532,582	157,852	4,433	0

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

HUDSON GLOBAL, INC.

Date:	May 3, 2013	By:	/s/ LATHAM WILLIAMS
Latham Williams
Senior Vice President, Legal Affairs and Administration,
Corporate Secretary

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